Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Jones, President and Chief Executive Officer of Uranium Resources, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2013 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher Jones
Christopher Jones
President and Chief Executive Officer
October 28, 2013